UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2015

Commission File Number 000-54530

FOREX INTERNATIONAL TRADING CORP.

(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

c/o Olga Sashcenko

Vasiliy Jukovskiy Str. 3

B2AP38

Kiev 03127 Ukraine

(Address of principal executive offices)

888-426-4780

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation
Item 3.02	Unregistered Sales of Equity Securities

On January 22, 2015, Forex International Trading Corp. (the “Company”) entered into an Exchange Agreement with Vladimir Kirish pursuant to which Mr. Kirish converted $197,717.22 in debt payable by the Company into 50,000,000 restricted shares of common stock (the “Kirish Shares”). Mr. Kirish acquired the debt from a third party. The Kirish Shares were issued to Mr. Kirish in reliance upon exemptions from registration pursuant to Section 3(a)(9) under the Securities Act of 1933. Mr. Kirish is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

On January 22, 2015, the Company entered into an Exchange Agreement with GV Global Communications Inc. (“GV Global”) pursuant to which GV Global exchanged $75,273 in debt into a 10% Convertible Debenture in the principal amount of $75,273 (the “GV Note”). The GV Note matures January 21, 2017 (the "Maturity Date") and interest associated with the GV Note is 10% per annum, which is payable on the Maturity Date. The GV Note is convertible into shares of common stock of the Company, at the option of GV Global, at a conversion price of $0.00752734. GV Global has agreed to restrict its ability to convert the GV Note and receive shares of common stock such that the number of shares of common stock held by it in the aggregate and its affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. The GV Note was issued to GV Global in reliance upon exemptions from registration pursuant to Section 3(a)(9) under the Securities Act of 1933. GV Global is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

On January 22, 2015, the Company entered into an Agreement with Fleming PLLC, pursuant to which the Company issued 3,200,000 shares of common stock to Fleming PLLC in consideration of the forgiveness of trade debt payable by the Company in the amount of $32,000. Fleming PLLC is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

The foregoing information is a summary of the Agreement involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of the agreement, which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review the Agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

4.1	10% Convertible Debenture issued to GV Global Communications Inc.

10.1	Exchange Agreement by and between Forex International Trading Corp. and Vladimir Kirish dated January 22, 2015

10.2	Exchange Agreement by and between Forex International Trading Corp. and GV Global Communications Inc. dated January 22, 2015

10.3	Agreement by and between Forex International Trading Corp. and Fleming PLLC dated January 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOREX INTERNATIONAL TRADING CORP.

By:	/s/Igwekali Reginald Emmanuel

Name:	Igwekali Reginald Emmanuel
Title:	CEO, President, Secretary,
Treasurer and Chairman

Date: January 27, 2015